Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2022
Prepayments and Other Current Assets
Prepayments and Other Current Assets
4.	Prepayments and Other Current Assets
The following is a summary of prepayments and other
current
assets:

	December 31, 2021	December 31, 2022

	RMB in thousands
Prepayments for revenue sharing cost*	1,117,431	559,178
Inventories, net	455,767	437,451
Prepayments for sales tax	523,282	435,373
Prepayments of marketing and other operational expenses	181,764	125,685
Interest income receivable	10,927	79,641
Prepayments to inventory suppliers	94,746	76,598
Prepayments for content cost	73,496	62,564
Deposits	106,555	31,461
Loans to investees or ongoing investments	68,681	25,458
Prepayments/ receivables relating to jointly invested content	36,246	22,901
Others	138,153	94,263

Total	2,807,048	1,950,573

*
App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheets as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going
services to
end-users.